LiveWell Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated November 18, 2020

to the Prospectus Dated May 1, 2020

This Supplement describes an important change that is being made to one of the investment options available under your Contract.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

With respect to the Delaware VIP® Covered Call Strategy Series (the “Fund”), this supplement will alter the prospectus for the flexible premium deferred variable annuity contract listed above in the following manner:

The Board of Directors approved the liquidation of the Delaware VIP® Covered Call Strategy Series. The Fund is expected to be liquidated on or about December 11, 2020 (the “Liquidation Date”). On or before the Liquidation Date, the Fund will cease investing its assets in accordance with its stated investment objective and policies.

The Fund was closed to new investors as of October 4, 2019 and will close to all investors as of the close of business December 4, 2020.

Under Separate Account Investment Options, the following fund will close to all investors as of the close of business December 4, 2020.

Delaware VIP® Covered Call Strategy Series

Under APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS, the following fund will close to all investors as of the close of business December 4, 2020.

Delaware VIP Covered Call Strategy Series[8] Formerly First Investors Life Series Covered Call Strategy Fund	Seeks long-term capital appreciation.	Delaware Management Company, a series of Macquarie Investment Management Business Trust

8This Investment Option was closed to new investors as of October 4, 2019. If you had money invested in this Investment Option as of the close of business on October 4, 2019, you may continue to make additional investments into the portfolio. However, if you redeem or transfer completely out of this Investment Option after this date, you will not be able to reinvest in the portfolio.

The Principal Office address of Midland National Life Insurance Company under the definition of Principal Office and the heading Additional Information to the new address:

Midland National® Life Insurance Company, Annuity Division

8300 Mills Civic Parkway

West Des Moines, IA 50266

Please note all inquiries, correspondence and premium payments should be sent to our Customer Service Center.

A corresponding change is hereby made throughout the Prospectus and SAI.

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas 66675-8547.

Please retain this supplement for future reference.